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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 2, 1997
                                                --------------------------------



                          EDUCATION ALTERNATIVES, INC.
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             (Exact name of registrant as specified in its charter)




         MINNESOTA                   1-11111                   41-1581297
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(State or other jurisdiction)   (Commission File Number)      (IRS Employer
     of incorporation                                       Identification No.)


     7900 XERXES AVENUE SOUTH
  1300 NORWEST FINANCIAL CENTER
      MINNEAPOLIS, MINNESOTA                                      55431
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (612) 832-0092
                                                   -----------------------------
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Item 5.  OTHER EVENTS.

          Education Alternatives, Inc. (the "Company") entered into an Agreement and Plan of Merger, dated as of September 2, 1997 (the "Merger Agreement"), with Sunrise Educational Services, Inc., a Delaware corporation ("Sunrise"), and Sun Delaware, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Sub"), providing for the statutory merger of Sunrise with and into Sub (the "Merger") with Sub remaining as a wholly-owned subsidiary of the Company.

          Under the terms of the Merger Agreement, upon consummation of the Merger each outstanding share of Sunrise Common Stock will be converted into the right to receive a certain member of shares of Common Stock, par value $.01 per share, of the Company ("EAI Common Stock") as calculated pursuant to the Merger Agreement, cash in the amount of $1.92, or a combination thereof, subject to an aggregate cash consideration limit of 50% of the total consideration paid to the holders of Sunrise Common Stock in the Merger. In addition, each outstanding share of Sunrise Series C Preferred Stock will be converted into the right to receive a certain number of shares of EAI Common Stock as calculated pursuant to the Merger Agreement. Cash will be paid in lieu of the issuance of any fractional shares.

          The consummation of the Merger is subject to approval by the shareholders of the Company and the stockholders of Sunrise and certain other conditions, all as set forth in the Merger Agreement. The Merger Agreement contemplates that the Merger will be accounted for through the purchase method and be tax-free to the stockholders of Sunrise as to the EAI Common Stock that they receive.

          The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as an exhibit and incorporated herein by reference.


Item 7.   EXHIBITS.

 2 Agreement and Plan of Merger, dated as of September 2, 1997, by and among Education Alternatives, Inc., Sun Delaware, Inc. and Sunrise Educational Services, Inc.

99        Press release dated September 2, 1997.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        EDUCATION ALTERNATIVES, INC.



Date:  September 12, 1997               By /s/ Gerald A. Haugen
                                           -------------------------------
                                            Gerald A. Haugen
                                            Chief Financial Officer
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                                  EXHIBIT INDEX

 No.      Exhibit                                                Page
 ---      -------                                                ----

  2       Agreement and Plan of Merger, dated as of September    Filed
          2, 1997, by and among Education Alternatives, Inc.,    Electronically
          Sun  Delaware, Inc. and Sunrise Educational
          Services, Inc.

 99       Press release dated September 2, 1997.                 Filed
                                                                 Electronically